ZIBO BAOKAI TRADE CO. LTD.

FINANCIAL STATEMENTS
YEARS ENDED
May 31, 2010 and 2009

(Expressed in US dollars)

ZIBO BAOKAI TRADE CO. LTD.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Audit Committee
Zibo Baokai Trade Co., Ltd.
Zibo City, Shangdon Province, P.R. China.

We have audited the balance sheets of Zibo Baokai Trade Co., Ltd. (the Company) as of May 31, 2010 and 2009, and the related statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zibo Baokai Trade Co., Ltd. as of May 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Salt Lake City, Utah
October 31, 2010

ZIBO BAOKAI TRADE CO. LTD.
Balance Sheets

(Expressed in US dollars)

	May 31	May 31
	2010	2009
Assets

Current assets
Cash and cash equivalents	$63,452	$115,369
Inventory	210,341	643,412
Tax receivable	32,784	114,516
Other receivable	117,165	1,317,253
Total current assets	423,742	2,190,550

Related party receivable	408,084	615,012

Total Assets	$831,826	$2,805,562

Liabilities and Shareholders' Equity

Current liabilities
Accounts payable and accrued liabilities	$134,926	$99,712
Other payable	320,738	320,532
Related party payable	73,228	2,096,862
Total current liabilities	528,892	2,517,106

Shareholders' equity
Registered Capital	287,886	287,886
Retained earnings (deficit)	10,210	(4,078)
Accumulated other comprehensive income	4,838	4,648
Total shareholders' equity	302,934	288,456

Total Liabilities and Shareholders' Equity	$831,826	$2,805,562

See accompanying notes to financial statements

ZIBO BAOKAI TRADE CO. LTD.
Statements of Operations and Comprehensive Income

(Expressed in US dollars)

	For the Year Ended May 31
	2010	2009

Sales	$483,148	$330,651

Cost of sales	433,386	279,807

Gross profit	49,762	50,844

Operating expenses:
Selling, general and administrative	35,336	49,834

	35,336	49,834

Operating income	14,426	1,010

Other income (expenses):
Interest income	477	10,165
Interest expenses	-	(3,466)
Total other income (expenses)	477	6,699

Net income before income taxes	14,903	7,709

Income taxes	615	4,043

Net income	14,288	3,666

Other comprehensive income:
Foreign currency translation adjustments	190	4,736

Total comprehensive income	$14,478	$8,402

See accompanying notes to financial statements

ZIBO BAOKAI TRADE CO. LTD.
Statements of Changes in Shareholders' Equity

(Expressed in US dollars)

		Other
		Comprehensive	Retained
	Registered Capital	Income	Earnings (Deficit)	Total

Balance, May 31, 2008	$287,886	$(88)	$(7,744)	$280,054

Net income			3,666	3,666
Foreign currency translation adjustments		4,736		4,736
Balance, May 31, 2009	$287,886	$4,648	$(4,078)	$288,456

Net income			14,288	14,288
Foreign currency translation adjustments		190		190

Balance, May 31, 2010	$287,886	$4,838	$10,210	$302,934

See accompanying notes to financial statements

ZIBO BAOKAI TRADE CO. LTD.
Statements of Cash Flows
(Expressed in US dollars)

	For the Year Ended May 31,
	2010	2009

Cash flow from operating activities:
Net income	$14,288	$3,666
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Bad debt allowance	-	8,709
Changes in operating assets and liabilities:
Inventory	433,346	(638,052)
Accounts payable and accrued liabilities	-	87,270
Other payable	35,138	-
Customers' deposits	-	483,268
Taxe receivable/payable	81,779	(113,446)
Net cash provided by operating activities	564,551	(168,585)

Cash flows from investing activities:
Other receivable	(117,127)	(1,314,987)
Related party receivable-advance	-	(247,032)
Related party receivable-repayment	207,256	-
Net cash provided by (used in) investing activities	90,129	(1,562,019)

Cash flows from financing activities:
Loan from individuals	-	(662,700)
Due to related parties-advance	(706,656)	-
Due to related parties-repayment		1,511,887
Net cash provided by (used in) financing activities	(706,656)	849,187

Effect of exchange rate changes on cash	59	9,188

Net increase (decrease) in cash and cash equivalents	(51,917)	(872,229)

Cash and cash equivalents, beginning of year	115,369	987,598

Cash and cash equivalents, end of year	$63,452	$115,369

Supplemental information of cash flows
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-
Non-cash Investing and Financing Activities:
Other receivable offset related party payable	$1,317,677	$-
See accompanying notes to financial statements

ZIBO BAOKAI TRADE CO. LTD.
Notes to Financial Statements
Year Ended May 31, 2010 and 2009

1.	Nature of business:

Zibo BaoKai Trade Co., Ltd. (the ”company”) was founded in Jan 2008, located in Zibo develop zone Sibaoshan Shangzhuang Village. The Company has not established an office yet. Legal representative is Mr. Song Yihua, and registered capital is ￥2,000,000 yuan. The Company operates as a resaler and distributor of Trichlorosilane within the PRC. All of its product is purchased from Zibo Baoyun Chemical Factory and re-sold at a profit to a limited number of customers based upon a negotiated price that varies based upon market conditions.

2.	Summary of significant accounting policies:

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).  The significant accounting policies are as follows:

(a)	Use of estimates:

In preparing financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported periods. Actual results could differ from those estimates.

Significant Estimates

These financial statements include some amounts that are based on management's best estimates and judgments. The most significant estimates are bad debt and inventory allowance. It is reasonably possible that the above-mentioned estimates and others may be adjusted as more current information becomes available, and any adjustment could be significant in future reporting periods.

(b)	Cash and cash equivalents:

Cash and cash equivalents include cash on hand and demand deposits held by banks. As of May 31, 2010, $63,452 of the cash and cash equivalents were placed with banks in China. The remittance of these funds out of China is subject to exchange control restrictions imposed by the Chinese government. Deposits in banks in the PRC are not insured by any government entity or agency, and are consequently exposed to risk of loss. Management believes the probability of a bank failure, causing loss to the Company, is remote.

ZIBO BAOKAI TRADE CO. LTD.
Notes to Financial Statements
Year Ended May 31, 2010 and 2009

2.	Significant accounting policies (continued):

(c)	Allowance for doubtful accounts:

The allowance for doubtful accounts reflects our best estimate of probable losses inherent in the accounts receivable and other receivable balance. We determine the allowance based on known troubled accounts, historical experience, and other currently available evidence.

(d)	Inventory:

Inventory consists of finished goods and is valued at the lower of cost or market, using the average cost method. We regularly review inventory quantities on hand, future purchase commitments with our suppliers, and the estimated utility of our inventory. If our review indicates any obsolete or idle inventory or a reduction in utility below carrying value, we reduce our inventory to a new cost basis.

(e)	Revenue recognition:

Revenue from sales of the Company’s products is recognized when the significant risks and rewards of ownership have been transferred to the customers at the time when the products are delivered to and accepted by its customers, the price is fixed or determinable as stated on the sales contract, and collectability is reasonably assured.

(f)	Advertising expenses:

Advertising costs are expensed as incurred. The Company had no advertising costs for the years ended May 31, 2010, and 2009.

(g)	Shipping and handling costs:

All shipping and handling costs are included in selling expenses.

(h)	Accumulated other comprehensive income:

Accumulated other comprehensive income represents foreign currency translation adjustments.

ZIBO BAOKAI TRADE CO. LTD.
Notes to Financial Statements
Year Ended May 31, 2010 and 2009

2.	Significant accounting policies (continued):

(i)	Fair value of financial instruments:

The carrying amounts of the Company’s accounts receivable, other payable and payables and accrued liabilities approximated their fair value as of the balance sheet dates due to their short maturities and the interest rates currently available.

(j)	Income Taxes:

The Company accounts for income taxes under FASB ASC 740 Accounting for Income Taxes.  Under FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.   FASB ASC 740-10-05 Accounting for Uncertainty in Income Taxes prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. We assess the validity of our conclusions regarding uncertain tax positions on a quarterly basis to determine if facts or circumstances have arisen that might cause us to change our judgment regarding the likelihood of a tax position’s sustainability under audit.  We have determined that there were no uncertain tax positions for the years ended May 31, 2010, and 2009.

(k)	Foreign currency transactions:

The functional currency of the Company is Renminbi (“RMB”). Assets and liabilities recorded in RMB are translated at the exchange rate on the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to Other Comprehensive Income.

ZIBO BAOKAI TRADE CO. LTD.
Notes to Financial Statements
Year Ended May 31, 2010 and 2009

3.	Recent pronouncements:

The following Accounting Standards Codification Updates have been issued, or will become effective, after the end of the period covered by these financial statements. The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

Pronouncement	Issued	Title

ASU No. 2009-13	October 2009	Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements – a consensus of the FASB Emerging Issues Task Force
ASU No. 2009-14	October 2009	Software (Topic 985): Certain Revenue Arrangements That Include Software Elements—a consensus of the FASB Emerging Issues Task Force
ASU No. 2009-15	October 2009	Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing
ASU No. 2009-16	December 2009	Transfers and Servicing (Topic 860): Accounting for Transfers and Financial Assets
ASU No. 2009-17	December 2009	Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities
ASU No. 2010-01	January 2010	Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash – a consensus of the FASB Emerging Issues Task Force
ASU No. 2010-02	January 2010	Consolidations (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary – a Scope Clarification
ASU No. 2010-03	January 2010	Extractive Activities – Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures
ASU No. 2010-04	January 2010	Accounting for Various Topics: Technical Corrections to SEC Paragraphs
ASU No. 2010-05	January 2010	Compensation - Stock Compensation (Topic718): Escrowed Share Arrangements and the Presumption of Compensation
ASU No. 2010-06	January 2010	Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements
ASU No. 2010-07	January 2010	Not-for-Profit Entities (Topic 958): Not-for-Profit Entities - Mergers and Acquisitions
ASU No. 2010-08	February 2010	Technical Corrections to Various Topics
ASU No. 2010-09	February 2010	Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements
ASU No. 2010-10	February 2010	Consolidation (Topic 810): Amendments for Certain Investment Funds
ASU No. 2010-11	March 2010	Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives
ASU No. 2010-12	April 2010	Income Taxes (Topic 740) 2010 Health Care Reform Act
ASU No. 2010-13	April 2010	Stock compensation (Topic 718) Pricing of share-based payment in certain currency.
ASU No. 2010-14	April 2010	Extractive activities (Topic 932) SEC update.

ZIBO BAOKAI TRADE CO. LTD.
Notes to Financial Statements
Year Ended May 31, 2010 and 2009

3.	Recent pronouncements: (continued)

ASU No. 2010-15	April 2010	Insurance (Topic 944) Investments held through separate accounts.
ASU No. 2010-16	April 2010	Entertainment - casinos (Topic 924) Accruals for casino jackpot liabilities. EITF consensus.
ASU No. 2010-17	April 2010	Revenue recognition – milestone method (Topic 605) 605-28 was added. Milestone method of revenue recognition. EITF consensus.
ASU No. 2010-18	April 2010	Receivables (Topic 310) Effect of a loan modification when the loan is part of a pool that is accounted for as a single asset. EITF consensus.
ASU No. 2010-19	May 2010	Foreign currency (Topic 830) Foreign currency issues: multiple foreign currency exchange rates. SEC staff announcement.

To the extent appropriate, the guidance in the above Accounting Standards Codification Updates is already reflected in our financial statements and management does not anticipate that these accounting pronouncements will have any future effect on our financial statements.

4.	Other receivable

	May 31,	May 31,
	2010	2009

Zhongshi Co., Ltd.	$8,787	$8,782
Taixing Zhongneng Far East Silicon Co..	-	1,317,253
Zibo Baoyun Plastic Co., Ltd.	117,165	-
Less Allowance for doubtful accounts	(8,787)	(8,782)

Total, net	$117,165	$1,317,253

The receivable from Taxing is a related party receivable offset by a related party payable to the same entity. These amounts were netted against each other at the end of 2009.

5.	Inventory:

	May 31,	May 31,
	2010	2009

Finished goods	$210,341	$643,412

ZIBO BAOKAI TRADE CO. LTD.
Notes to Financial Statements
Year Ended May 31, 2010 and 2009

6.	Related party receivable

	May 31, 2010	May 31, 2009

Zibo Baoyun Chemical Factory	$294,815	$336,924
Baoxin Mining Co. of Zibo Development Zone	29,291	29,272
Shandong Baoyun Aike Chemical Co., Ltd.	-	248,816
Taixing Zhongneng Far East Silicon Co.	83,978	-

Total	$408,084	$615,012

Zibo Baoyun Chemical factory is a customer of Zibo Baokai Trade Co. Ltd. Mr. Song Yihua is legal representative of both companies. As of May 31, 2009, Zibo Baoyun Chemical factory owed Zibo Baokai Trade Co. Ltd. 336,924 US$ and at May 31 2010, Zibo Baoyun Chemical factory owed Zibo Baokai Trade Co. Ltd. 294,815 US$. There is no specific payment date and interest on amount due.

Mr. Song Yihua is the legal representative of both Baoxin Mining Co, of Zibo Development Zone and Zibo Baokai Trade Co. Ltd. As of May 31 2009, Baoxin Mining Co. of Zibo development zone owed Zibo Baokai Trade Co. Ltd.  29,272 US$. At May 31, 2010 Baoxin mining Co. of Zibo development zone owed Zibo Baokai Trade Co. Ltd. 29,291 US$.  There is no specific payment date and interest on amount due.

Mr. Song Yihua is legal representative of both Shandong Baoyun Aike Chemical Co. Ltd. and Zibo Baokai Trade Co. Ltd.  As of May 31, 2009, Shandong Baoyun Aike Chemical Co. Ltd owed Zibo Baokai Trade Co. Ltd. 248,816 US$. At May 31 2010, this amount was totally paid despite that there is no specific payment date and interest.

Taixing Zhongneng Far East Silicon Co. is a customer of Zibo Baokai Trade Co. Ltd. Mr. Song Yihua is legal representative of both companies. As of May 31, 2010, Taixing Zhongneng Far East Silicon Co. owed Zibo Baokai Trade Co. Ltd. 83,978 US$. There is no specific payment date and interest on amount due.

ZIBO BAOKAI TRADE CO. LTD.
Notes to Financial Statements
Year Ended May 31, 2010 and 2009

7.	Taxes receivable

	May 31, 2010	May 31, 2009

VAT credits	$33,018	$118,124
Income tax payable	(234)	(3,608)

Tax receivable	$32,784	$114,516

8.	Related party payable

	May 31, 2010	May 31, 2009

Taixing Zhongneng Far East Silicon Co.	$-	$2,023,681
Song Yihua, shareholder	43,936	43,908
Zhou Shengli, shareholder	14,646	14,636
Zhang Chengyi, shareholder	14,646	14,636

Total	$73,228	$2,096,862

Taixing Zhongneng Far East Silicon Co. is a customer of Zibo Baokai Trade Co. Ltd. Mr. Song Yihua is legal representative of both companies. As of May 31, 2009, Zibo Baokai Trade Co. Ltd. owed Taixing Zhongneng Far East Silicon Co. 2,023,681 US$ and at May 31, 2010, this amount was totally paid.

As of May 31, 2010, Mr. Song Yihua loaned 43,936 US$ to Zibo Baokai Trade Co. Ltd. Mr. Zhou Shengli and Mr. Zhang Chengyi each loaned 14,646 US$ to Zibo Baokai Trade Co. Ltd. There is no specific payment date and interest cost. Three individuals are all shareholders of Zibo Baokai Trade Co. Ltd.

ZIBO BAOKAI TRADE CO. LTD.
Notes to Financial Statements
Year Ended May 31, 2010 and 2009

9.	Other payable

	May 31, 2010	May 31, 2009

Personal loans	$320,738	$320,532

Total	$320,738	$320,532

Personal loans represent monies advanced by a number of individuals to provide working capital to the company without repayment terms in effect.  There are no repayment terms on these loans.

10.	Income taxes:

The Company is located in Zibo development zone Sibaoshan Shangzhuang Village, China; thus, it is subject to China’s Enterprise Income Tax (“EIT”) at 33% in 2010, 25% in 2009 and the company enjoyed the EIT exemption in 2009.

The effective income tax expenses for 2010 and 2009 are as follows:

	May 31, 2010	May 31, 2009

Tax at statutory rate	$615	$4,043

The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provision of FASB ASC 740. The Company has recorded no deferred tax assets or liabilities as of May 31, 2010 and 2009, since nearly all differences in tax basis and financial statement carrying values are permanent differences.

11.	Concentration of credit risks and uncertainties:

The Company’s exposure to foreign currency exchange rate risk primarily relates to cash and cash equivalents denominated in the U.S. dollar.  Any significant revaluation of RMB may materially and adversely affect the cash flows, revenues, earnings and financial position of the Company.

12.	Subsequent events:

The Company has evaluated subsequent events from the balance sheet date through the date that the financial statements are issued or are available to be issued.